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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of the Ceres Group, Inc. 401(k) Plan (the "Plan") on Form 11-K for the period ending December 31, 2002 as filed with the Securities and Exchange Commission ("SEC") on or about the date hereof (the "Report"), I, David I. Vickers, Plan Administrator of the Plan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



Dated: June 24, 2003

/s/ David I. Vickers
David I. Vickers
Plan Administrator
(Chief Executive Officer/Chief Financial Officer of the Plan)


A signed original of this written statement has been provided to Ceres Group, Inc. (the "Company") and will be retained by the Company and furnished to the SEC upon request.